FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 2, 2023, is by and among BOWMAN CONSULTING GROUP LTD., a Delaware corporation (the “Borrower”); BOWMAN NORTH CAROLINA LTD., a North Carolina corporation, BOWMAN REALTY CONSULTANTS LLC, a Florida limited liability company, MCMAHON ASSOCIATES, INC., a Pennsylvania corporation and PROJECT DESIGN CONSULTANTS, LLC a California limited liability company (each individually an “Existing Guarantor”, and collectively, the “Existing Guarantors”); RICHTER & ASSOCIATES, A BOWMAN COMPANY LLC, a Maryland limited liability company, FISHER ENGINEERING, INC., a Georgia corporation, BOWMAN GULF COAST LLC, a Florida limited liability company and BOWMAN INFRASTRUCTURE ENGINEERS LTD., a California corporation (each individually a “New Guarantor”, and collectively, the “New Guarantors”; and together with the Borrower and the Existing Guarantors, each individually a “Loan Party” and collectively, the “Loan Parties”); and BANK OF AMERICA, N.A., a national banking association, as the Lender (the “Lender”).
The Borrower, the Existing Guarantors and the Lender are parties to an Amended and Restated Credit Agreement dated as of November 11, 2022 (as amended, amended and restated, supplemented, substituted, extended, renewed or otherwise modified from time to time the “Credit Agreement”), and they now desire to, among other things, (i) increase the Revolving Commitment to Seventy Million Dollars ($70,000,000), and (ii) amend certain provisions of the Credit Agreement as provided herein.
Accordingly, for and in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby mutually acknowledged, the Loan Parties and the Lender hereby agree as follows:
1.Capitalized Terms. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended by this Amendment.
2.Amendments to the Credit Agreement. As of the date all of the conditions set forth in Section 4 of this Amendment are fully satisfied, the Loan Parties and the Lender agree that the following provisions of the Credit Agreement are amended as follows:
2.1.Defined Terms.
(a)The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Leverage Ratio), it being understood that the Applicable Rate for (a) Revolving Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate Revolving Loans”, (b) Revolving Loans that are Term SOFR Loans shall be the percentage set forth under the column “Term SOFR Revolving Loans”, and (c) the Utilization Fee shall be the percentage set forth under the column “Utilization Fee”:
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Applicable Rate
Level	Leverage Ratio	Term SOFR Revolving Loans	Base Rate Revolving Loans	Unused Commitment Fee
1	Greater than or equal to 3.0 to 1.0	2.60%	1.60%	0.35%
2	Greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0	2.30%	1.30%	0.35%
3	Greater than or equal to 1.5 to 1.0 but less than 2.5 to 1.0	2.20%	1.20%	0.325%
4	Less than 1.5 to 1.0	2.10%	1.10%	0.30%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, that, if a Compliance Certificate is not delivered when due in accordance with Section 6.02(b), then, Pricing Level 1 shall apply unless otherwise agreed to by the Lender, in each case as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first (1st) Business Day following the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10 and (b) the initial Applicable Rate shall be set at Pricing Level 3 until the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) to the Lender. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.
“Maturity Date” means July 31, 2025.
“Revolving Commitment” means the Lender’s obligation to make Revolving Loans to the Borrower pursuant to Section 2.01(b). The Revolving Commitment on the First Amendment Closing Date shall be $70,000,000.
(b)Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetical order the following definition:
“First Amendment Closing Date” means August 2, 2023.
2.2.Increase in Revolving Facility. Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.12    Reserved.
3.Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that:
3.1.Each Loan Party is in compliance with all of the terms, covenants and conditions of the Credit Agreement, and all of the terms, covenants and conditions of each of the other Loan Documents to which it is a party.
3.2.There exists no Event of Default and no event has occurred, or condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.
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3.3.After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are, except to the extent that they relate solely to an earlier date, true with the same effect as though such representations and warranties had been made on the date hereof.
3.4.Each Loan Party has full requisite power and authority to execute and deliver this Amendment, to perform its obligations under the Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate or limited liability company action. No consent or approval of the shareholders or members of each Loan Party which has not been obtained and no consent or approval of, notice to or filing with, any public authority which has not been obtained or made is required as a condition to the validity of this Amendment.
3.5.This Amendment and the Credit Agreement constitute the valid and legally binding obligations of the Loan Parties, enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
3.6.There is no existing mortgage, lease, indenture, contract or other agreement binding on the Loan Parties or affecting their property, that would conflict with or in any way prevent the execution or delivery of this Amendment or the carrying out of the terms of the Credit Agreement.
3.7.No Loan Party is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.
4.Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:
4.1.Amendment. The Loan Parties and the Lender shall have executed and delivered one or more counterparts of this Amendment.
4.2.Consent and Reaffirmation of Grantors. The Borrower shall have caused each Existing Guarantor to have executed and delivered to the Lender the Consent and Reaffirmation of Grantors attached hereto.
4.3.Joinder. The Borrower and the New Guarantors have executed and delivered the Joinder Agreement dated as of the date hereof and have performed all of the obligations thereunder.
4.4.Officer’s Certificate. The Lender shall have received an Officer’s Certificate dated as of the date hereof, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.
4.5.Perfection Certificate. The Loan Parties shall have executed and delivered to the Lender an updated Perfection Certificate dated as of the date hereof.
4.6.Solvency Certificate. The Lender shall have received a Solvency Certificate signed by a Responsible Officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries (including the Loan Parties), after giving effect to the transactions contemplated hereby.
4.7.Financial Condition Certificate. The Lender shall have received, in form and substance satisfactory to the Lender, a certificate or certificates executed by a Responsible Officer of the Borrower as of the date hereof, as to certain financial matters.
4.8.KYC Information. Upon the request of the Lender, (a) the Loan Parties shall have provided to the Lender, and the Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-
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money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (b) if any of the Loan Parties qualify as a “legal entity customer” under the Beneficial Ownership Regulation, such Loan Parties shall have delivered Beneficial Ownership Certifications to the Lender. For purposes hereof: (i) “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, and (ii) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
4.9.Payment of Fees. The Borrower shall pay to the Lender the fees and expenses set forth in Section 8 of this Amendment.
4.10.Other Conditions. The Lender shall have received any and all other certificates, statements, opinions and other documents required by the terms of this Amendment or otherwise requested by the Lender.
5.Post-Closing Obligations.
5.1.Evidence of Insurance. On or prior to August 31, 2023, the Loan Parties shall cause to be provided to the Lender, such evidence of insurance as required by the Lender, including, but not limited to: (i) certified copies of such insurance policies; (ii) evidence of such insurance policies (including, without limitation and as applicable, ACORD Form 28 certificates (or similar form of insurance certificate), and ACORD Form 25 certificates (or similar form of insurance certificate)); (iii) declaration pages for each insurance policy; and (iv) lender’s loss payable endorsement if the Lender is not on the declarations page for such policy.
5.2.Cash Management. Within ninety (90) days of the First Amendment Closing Date, each of the Loan Parties shall maintain all primary cash management and treasury business with Bank of America or any of its Affiliates, including, without limitation, all deposit accounts, disbursement accounts, investment accounts and lockbox accounts.
6.No Other Amendments; Reaffirmation; No Novation; No Waiver; Reservation of Rights and Release.
6.1. Except as expressly amended hereby, the terms of the Credit Agreement shall remain in full force and effect in all respects, and each Loan Party hereby reaffirms its obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party. Each Loan Party acknowledges and agrees that (a) the execution and delivery of this Amendment and consummation of the transactions contemplated hereby do not reduce, discharge, release, impair or otherwise limit any such Loan Party’s obligations under the Credit Agreement or any of the other Loan Documents to which it is a party, (b) no Borrower has any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Credit Agreement or any of the other Loan Documents to which it is a party, (c)  nothing contained in this Amendment shall be deemed to constitute a waiver or release by the Lender of any default or Event of Default that may now or hereafter exist under the Credit Agreement or any of the other Loan Documents, or of the Lender’s right to exercise any and all of its rights and remedies thereunder, all of which rights and remedies are hereby reserved by the Lender, and (d) nothing contained in this Amendment shall be construed to constitute a novation with respect to the indebtedness described in the Credit Agreement and the other Loan Documents.
6.2.Each Loan Party, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Credit Agreement, any of the other Loan Documents, or the transactions contemplated thereby or hereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
6.3.Without limiting the generality of the foregoing or the Security Agreement, each Loan Party hereby acknowledges and agrees that (i) the security interests and liens granted under the
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Security Agreement secure the Borrower’s indebtedness, obligations and liabilities under the Credit Agreement, as amended by this Amendment and the other Loan Documents (as each of such Loan Documents may have been affected by this Amendment), (ii) this Amendment does not release, impair or otherwise limit any of its obligations under the Security Agreement, (iii) the Security Agreement remains in full force and effect in all respects, and (iv) all references in the Security Agreement to the “Credit Agreement” shall be deemed references to the Credit Agreement as amended by this Amendment.
7.References. All references in the Credit Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the “Credit Agreement” or similar words in the other Loan Documents, or any other document or instrument that refers to the Credit Agreement, shall be deemed to be references to the Credit Agreement as amended by this Amendment.
8.Fees and Expenses. In consideration of Lender’s agreement to amend the terms of the Credit Agreement, the Borrower agrees to pay the Lender a nonrefundable renewable fee in the amount of $50,000. In addition, the Borrower hereby agrees that it will pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation of this Amendment and the consummation of the transactions described herein, including, without limitation, the reasonable attorneys’ fees and expenses of the Lender.
9.Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without reference to conflicts of law principles.
10.Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.
11.Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.FINAL AGREEMENT. BY SIGNING THIS AMENDMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS AMENDMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES, AND (D) THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, all as of the day and year first above written.
BORROWER:    BOWMAN CONSULTING GROUP LTD.
By: /s/ Bruce Labovitz
                          Bruce Labovitz
Chief Financial Officer
GUARANTORS:    BOWMAN NORTH CAROLINA LTD.
By: /s/ Bruce Labovitz
                          Bruce Labovitz
Chief Financial Officer
    BOWMAN REALTY CONSULTANTS LLC
By: /s/ Bruce Labovitz
                          Bruce Labovitz
Chief Financial Officer
    MCMAHON ASSOCIATES, INC.
By:    /s/ Bruce Labovitz
                     Bruce Labovitz
Chief Financial Officer
    PROJECT DESIGN CONSULTANTS, LLC.
By: /s/ Bruce Labovitz
                     Bruce Labovitz
Chief Financial Officer
RICHTER & ASSOCIATES, A BOWMAN COMPANY LLC

By: /s/ Bruce Labovitz
                     Bruce Labovitz
Chief Financial Officer

FISHER ENGINEERING, INC.

By:    /s/ Rita Fisher
                     Name: Rita Fisher
Title: President

BOWMAN GULF COAST LLC

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

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By: /s/ Bruce Labovitz
                     Bruce Labovitz
Chief Financial Officer

BOWMAN INFRASTRUCTURE ENGINEERS LTD.

By: /s/ Bruce Labovitz
                     Bruce Labovitz
Chief Financial Officer
[Signature Pages Continue]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

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BANK OF AMERICA, N.A.,
as Lender
By: /s/ Holton Rivera
Holver Rivera
Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

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CONSENT AND REAFFIRMATION OF GRANTORS
Capitalized terms used herein shall have the meanings specified in the foregoing Amendment. Pursuant to that certain Amended and Restated Security and Pledge Agreement dated as of November 11, 2022 (the “Security Agreement”) each of the undersigned (each, a “Grantor”) granted to Lender a continuing security interest in the Collateral to secure the Borrower’s obligations under the Credit Agreement. Each Grantor hereby consents and agrees to the terms of the Amendment, and, without limiting the generality of the terms of the Security Agreement and each other Collateral Document and/or any agreement under which it has granted to the Lender a lien or security interest in any of its real or personal property (collectively, the “Supporting Documents”), acknowledges and agrees that (i) the Supporting Documents cover and apply to the Borrower’s obligations under the Credit Agreement, as amended by the Amendment, (ii) each reference in the Supporting Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by the Amendment, (iii) the Amendment does not release, impair or otherwise limit any of such Grantor’s obligations under the Supporting Documents, (iv) such Grantor does not have any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Supporting Documents, all of which obligations, covenants and agreements are hereby expressly reaffirmed, and (v) the Supporting Documents remain in full force and effect in all respects. Although each has been informed of the terms of the Amendment, it understands and agrees that the Lender has no duty to so notify it or any other grantor now or in the future, or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Each Grantor, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Grantor may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Supporting Documents, the Credit Agreement or the transactions contemplated thereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.

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    Each Grantor has duly executed this Consent and Reaffirmation of Grantors under seal, all as of the day and year first written in the foregoing Amendment.

GRANTORS:    BOWMAN CONSULTING GROUP LTD.
By:
                          Bruce Labovitz
     Chief Financial Officer
    BOWMAN NORTH CAROLINA LTD.
By:
                     Bruce Labovitz
Chief Financial Officer
    BOWMAN REALTY CONSULTANTS LLC
By:
                     Bruce Labovitz
Chief Financial Officer
    MCMAHON ASSOCIATES, INC.
By:
                          Bruce Labovitz
Chief Financial Officer
    PROJECT DESIGN CONSULTANTS, LLC.
By:
                          Bruce Labovitz
Chief Financial Officer

[Signature Page to Consent and Reaffirmation of Grantors]

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